UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

Nova LifeStyle, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36259	90-0746568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6565 E. Washington Blvd., Commerce, CA 90040

(Address of Principal Executive Office) (Zip Code)

(323) 888-9999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NVFY	Nasdaq Stock Market

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On September 24, 2024, Nova LifeStyle, Inc. (the “Company”) dismissed its independent accountant, WWC, P.C. (“WWC”), effectively immediately.

The reports of the independent registered public accounting firm of WWC regarding the Company’s financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2023 and 2022, and during the subsequent interim period from the end of the most recently completed fiscal year through September 24, 2024, the date of dismissal, there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with WWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of WWC would have caused it to make reference to such disagreement in its reports for such periods. Furthermore, no “reportable events” occurred during the years ended December 31, 2023 and 2022, or subsequently up to September 24, 2024. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v) of Item 304 of Regulation S-K.

The Company provided WWC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that WWC furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements and, if it does not agree, stating the respects in which it does not agree. A copy of the letter of WWC to the SEC, dated September 26, 2024, is attached as Exhibit 16.1 hereto and incorporated by reference herein.

(b) On September 24, 2024, the Audit Committee of the Board of Directors of the Company, resolved to, and did, cause the Company to engage Enrome LLP (“Enrome”) as the Company’s independent auditor for the fiscal year ending December 31, 2024.

During the two most recent fiscal years ended December 31, 2023 and 2022 and through the date the Company selected Enrome as its independent registered public accounting firm, neither the Company nor anyone on behalf of the Company consulted Enrome regarding any accounting or auditing issues involving the Company, including (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended, and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of WWC, P.C. to the Securities and Exchange Commission, dated September 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nova LifeStyle, Inc.

By:	/s/ Thanh H. Lam
Thanh H. Lam
Chairperson, President and Chief Executive Officer

Date: September 26, 2024